SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]Preliminary Proxy Statement
[ ]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting   Material   Pursuant  to  Rule   14a-11(c)  or  Rule  14a-12
[ ]Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)

                                Compuflight, Inc.
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:


            ------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:


            ------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)


            ------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:


            ------------------------------------------------------------

         5) Total fee paid:


            ------------------------------------------------------------

         [ ]Fee paid previously with preliminary materials:


            ------------------------------------------------------------


     [ ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:


                  ------------------------------------------------------------
         2)       Form, Schedule or Registration Statement no.:


                  ------------------------------------------------------------
         3)       Filing Party:


                  ------------------------------------------------------------
         4)       Date Filed:


                  ------------------------------------------------------------

                               COMPUFLIGHT, INC.

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 14, 2000
--------------------------------------------------------------------------------

To the Shareholders
of COMPUFLIGHT, Inc.
--------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of COMPUFLIGHT, INC., a Delaware corporation (the "Company" or "Compuflight"), will be held at the conference room of the Best Western St. Jacob's Country Inn, located at 50 Benjamin Road, Waterloo, Ontario, Canada, on Friday, January 14, 2000 at 1:00 p.m., local time, for the following purposes:

(1) To elect a board of five directors.

(2) To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Navtech, Inc."

(3) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 2,500,000 to 10,000,000.

(4) To approve an amendment to the Company's Certificate of Incorporation to decrease the number of authorized Preferred Shares from 10,000,000 to 2,000,000.

(5)  To  ratify  the  adoption  of  the   Company's   1999  Stock  Option  Plan.

(6) To approve an amendment to the Company's Certificate of Incorporation to require unanimous, rather than majority, written consent of shareholders in lieu of a meeting under certain circumstances.

(7) To approve and adopt amended and restated By-Laws for the Company.

(8) To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on December 15, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Denis L. Metherell
Secretary

December 17, 1999

================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF COMPUFLIGHT, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                COMPUFLIGHT, INC.

                                 PROXY STATEMENT

         This Proxy Statement is being mailed on or about December 17, 1999, to all shareholders of record of Compuflight, Inc. (the "Company" or "Compuflight") at the close of business on December 15, 1999, in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held on January 14, 2000, at the conference room of the Best Western St. Jacob's Country Inn, located at 50 Benjamin Road, Waterloo, Ontario, Canada at 1:00 p.m. local time, or any adjournment thereof.

All proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted as follows:

(1)  FOR the named nominees to the Company's Board of Directors;

(2) FOR the proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Navtech, Inc.;"

(3) FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized Common Shares from 2,500,000 to 10,000,000;

(4) FOR the proposal to amend the Certificate of Incorporation to decrease the number of authorized Preferred Shares from 10,000,000 to 2,000,000;

(5) FOR the proposal to ratify the adoption of the Company's 1999 Stock Option Plan;

(6) FOR the proposal to amend the Certificate of Incorporation pursuant to which, if action is to be taken by the shareholders of the Company without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required. However, if the action has been authorized by the Board of Directors, then the action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote on such action; and

(7) FOR the proposal to adopt the amended and restated By-Laws.

     The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of Common Shares, par value $.001 per share, of Compuflight (the "Common Shares") outstanding as of December 15, 1999 was 2,001,980. Each Common Share is entitled to one non-cumulative vote. The Common Shares are the only class of securities of Compuflight entitled to vote. A majority of the Common Shares outstanding and entitled to vote as of December 15, 1999, or 1,000,991 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only shareholders of record as of the close of business on December 15, 1999 will be entitled to vote.

     With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being five nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Shareholders may expressly abstain from voting on Proposals 2, 3, 4, 5, 6 and 7 by so indicating on the proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to shareholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Since Proposals 2, 3, 4 and 6 require the approval of a majority of the outstanding Common Shares, abstentions and broker non-votes will have the effect of a negative vote. Since Proposals 5 and 7 require the approval of a majority of the Common Shares present in person or by proxy at the Meeting and entitled to vote (assuming a quorum is present), abstentions will likewise have the effect of a negative vote, while broker non-votes will have no effect.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Compuflight written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a shareholder who attends the Meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocation or amended proxies should be sent to the offices of the Company's subsidiary, Navtech Systems Support Inc. ("Navtech") located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5.

     The proxy is being solicited by the Company's Board of Directors. Compuflight will make all solicitations of proxies, and will bear the cost of such solicitation, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Common Shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of Compuflight may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder at Navtech's offices, 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, for a period of ten days prior to the Meeting and will also be available at the Meeting.


                             EXECUTIVE COMPENSATION


Summary Compensation Table

     The  following  table  sets  forth  certain   information   concerning  the
compensation of all executive officers of the Company as of October 31, 1998 who had a total  salary  and bonus for such year in excess of  $100,000,  as well as
Duncan  Macdonald,  the Chief Executive Officer of the Company during the fiscal year ended October 31, 1998:

-------------------------------------------------------------------------------------------------------------------
                               Annual Compensation                  Long-Term Compensation

                                                                     Awards            Payouts
--------------  -----  ---------  --------  ---------------  ----------  -----------  ---------  --------------
                                                                           Common
--------------  -----  ---------  --------  ---------------  ----------  -----------  ---------  --------------
                                                             Restricted     Stock
   Name and                                  Other Annual       Stock    Underlying     LTIP       All Other
  Principal             Salary     Bonus     Compensation     Award(s)     Options     Payouts    Compensation
   Position     Year
--------------- ------ ---------- --------  ---------------- ----------- ------------ ---------- ===============
    Duncan      1998      -0-       -0-      $ 106,486 (1)      -0-          -0-         -0-          -0-
  Macdonald,    1997   ---------  --------  ---------------  ----------  -----------  ---------  --------------
                1996      -0-       -0-      $ 118,826 (1)      -0-          -0-         -0-          -0-
    Chief                 -0-       -0-      $ 106,359 (1)      -0-        200,000       -0-          -0-
  Executive
   Officer

--------------  -----  ---------  --------  ---------------  ----------  -----------  ---------  --------------
  Russell K.    1998   $143,683     -0-     $14,800 (2)(3)      -0-          -0-         -0-          -0-
    Thal,       1997   $139,526     -0-     $14,800 (2)(3)      -0-          -0-         -0-          -0-
                1996   $135,863     -0-     $14,800 (2)(3)      -0-          -0-         -0-          -0-
 Chairman of
  the Board
-------------------------------------------------------------------------------------------------------------------
(1)  Represents  amounts  paid as an  independent  advisor to the  Company.  See
"Certain  Relationships and Related  Transactions." (2) Includes $12,000 paid by the Company as an automobile allowance.  (3) Includes $2,800 paid by the Company as an allowance for the purchase of disability insurance.

Option Grants


     Neither Mr. Macdonald nor Mr. Thal received any grants of stock options during the fiscal year ended October 31, 1998.


Fiscal Year-End Option Value Table

    The following table sets forth certain information concerning the value as of October 31, 1998 of unexercised options held by Messrs.
Macdonald and Thal:

------------------------------------------------------------------------------------------------------------
                                  Number of Unexercised Options at     Value of Unexercised In-the-Money
                                          October 31, 1998                Options at October 31, 1998
--------------------------------  ---------------------------------  ---------------------------------------
              Name                    Exercisable/Unexercisable             Exercisable/Unexercisable

--------------------------------- ---------------------------------- ========================================
        Duncan Macdonald                     -0-/200,000                             -0-/-0-
--------------------------------- ---------------------------------- ========================================
        Russell K. Thal                      75,938/-0-                              -0-/-0-
----------------------------------------------------------------------------------------------------------------

No options  were  exercised by either Mr.  Macdonald or Mr. Thal during the fiscal year ended  October 31, 1998.
----------------------------------------------------------------------------------------------------------------

Compensation of Directors

     The By-Laws of the Company currently provide that directors shall be reimbursed for travel expenses incurred in attending any meeting of the Board or any committee thereof and each Director, except salaried officers of the Company, shall be paid a fee for attending each meeting of the Board or any such committee as may be fixed by the Board from time to time. The amended and restated By-Laws (see "Proposal 7: Amended and Restated By-Laws") provide that such expense reimbursement and attendance fee is discretionary with the Board. No directors' fees have been paid to date. The Certificate of Incorporation and By-Laws of the Company also provide, to the extent permitted by law, for certain indemnification of its directors.

Employment Contracts; Termination of Employment and Change-in-Control
Arrangements

     See "Certain Relationships and Related Transactions" for a discussion of certain Services Agreement between Navtech and an affiliate of Mr. Macdonald with respect to services being performed for Navtech, as well as a discussion of certain Employment Agreements with respect to services being provided by Mr.Macdonald and Mr. Vietze fo the Company.

     Mr. Thal was employed by the Company pursuant to an employment agreement (the "Employment Agreement") which expired on July 31, 1999 and provided for a minimum annual salary of $125,000 effective December 1, 1993, with annual cost of living increases. On August 25, 1999, effective as of August 1, 1999, the Company entered into a retirement agreement (the "Retirement Agreement") with Mr. Thal. The Retirement Agreement replaces the Employment Agreement and calls for, among other things, the continued employment of Mr. Thal at the then existing salary rate until Mr. Thal's retirement date of October 31, 1999. In addition, the Company has agreed to pay to Mr. Thal $600,000 in 96 semimonthly payments commencing with Mr. Thal's retirement. Mr. Thal has continued as Chairman following his retirement without compensation (other than standard fees, if any, paid to outside directors).

     Pursuant to the Retirement Agreement, the Company also agreed to reimburse Mr. Thal for expenses incurred in the amount of $60,594 (payable over the period August 1999 to May 2000) and to obtain a declining balance life insurance policy on Mr. Thal commencing with coverage of $600,000 and declining at the rate of $150,000 per year. Any proceeds received will be used by the Company to pay to Mr. Thal's estate any remaining portion of the $600,000 due. All amounts due by the Company are evidenced by promissory notes that contain acceleration provisions in the event of, among other things, a default in payment.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The total number of Common Shares outstanding as November 30, 1999 was 2,001,980. The Common Shares are the only class of securities outstanding. Each share is entitled to one vote. The following table sets forth certain information regarding the Company's outstanding Common Shares beneficially owned as of November 30, 1999 by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over more than 5% of the Company's Common Shares, (ii) each present Director, (iii) each person named in the Summary Compensation Table above, and (iv) all of the Company's present executive officers and directors as a group:

---------------------------------  ------------------------------------  ---------------------------------

  Name and Address of Beneficial   Number of Shares Beneficially Owned       Approximate Percentage of
              Owner                                                             Outstanding Shares
---------------------------------- ------------------------------------- ==================================
Dorothy A. English                           1,007,766(1)(2)                           50.3%
175 Columbia Street West
Waterloo, Ontario,
Canada
---------------------------------- ------------------------------------- ==================================
Navtech Applied Research Inc.                  802,766(2)(3)                            40.1%
175 Columbia Street West
Waterloo, Ontario,
Canada
---------------------------------- ------------------------------------- =================================
Kenneth M. Snyder                               350,000(4)                              14.9%
1751 Westwood Drive
Minden, Nevada
---------------------------------- ------------------------------------- ==================================
Global Weather Dynamics, Inc                     250,000                                12.5%
2400 Garden Road
Monterey, California
---------------------------------- ------------------------------------- ==================================
Innovation Ontario Corporation                   125,000                                 6.2%
56 Wellesley Street West
Toronto, Ontario, Canada
---------------------------------- ------------------------------------- ==================================
Russell K. Thal                                 93,813(5)                                4.5%
125 Mineola Avenue
Roslyn Heights, New York
---------------------------------- ------------------------------------- ==================================
Denis L. Metherell                                6,000                                    *
175 Columbia Street West
Waterloo, Ontario,
Canada
---------------------------------- ------------------------------------- ==================================
Duncan Macdonald                                   - (6)                                   *
275 Slater Street
Ottawa, Ontario,
Canada
---------------------------------- ------------------------------------- ==================================
All executive officers and
directors as a group (7 persons)            1,457,579(1)(4)(5)                         60.0%
---------------------------------- ------------------------------------- ==================================

*        Less than 1%

     (1) Represents 802,766 shares beneficially owned by Navtech Applied Research Inc. ("NARI") (see footnote (3) below) and 205,000 shares beneficially owned by Ms. English.

     (2) Such persons may be deemed parents of the Company.

     (3) Represents shares beneficially owned by NARI, of which, the Company has been advised, Ms. English is the Chairman, Chief Executive Officer and sole shareholder. Furthermore, the Company has been advised that these shares have been pledged to Raymond English as collateral for certain amounts due to Mr. English under an agreement between Mr.
          English and NARI. NARI has maintained voting control over these shares. See "Certain Relationships and Related Transactions."

     (4) Represents shares issuable upon exercise of options that are currently exercisable.

     (5) Includes 75,938 shares issuable pursuant to currently exercisable options and 312 shares owned by Mr. Thal's wife. This shall not be deemed an admission that Mr. Thal is the beneficial owner of the shares owned by his wife.

     (6) Mr. Macdonald has voluntarily agreed not to exercise currently exercisable options held by him for the purchase of 200,000 Common Shares until such time as the authorized share capital of the Company has been sufficiently increased. In addition, as discussed under "Certain Relationships and Related Transactions - Duncan Macdonald," in the event of such increase in authorized share capital of the Company, a maximum of 343,546 Common Shares will be issuable to an entity controlled by Mr. Macdonald pursuant to the terms of a convertible loan made by such entity to the Company. See "Proposal 3: Amendment to Certificate of Incorporation to Increase Number of Authorized Common Shares."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Navtech Applied Research Inc.

     General

     Ray English and Associates Inc. ("RE&A") was a corporation incorporated in Ontario, Canada. Until June 29, 1998, RE&A was controlled by Raymond English, a former Chairman of the Company. As of that date, pursuant to a share transfer agreement, the ownership of RE&A was transferred to Mr. English's former spouse, Dorothy A. English. Dorothy A. English is an Executive Vice President and Director of the Company. As of July 2, 1998, RE&A was merged with Navtech Applied Research Inc. ("NARI") and continued operations under the latter name.

     NARI was incorporated in Ontario, Canada on December 31, 1997 and during all material times has been wholly owned by Dorothy A. English, who serves as its Chairman and Chief Executive Officer.

     References to RE&A below will pertain strictly to the company as it existed prior to the merger with NARI.

     Share Ownership

     NARI owns 802,766 Common Shares of the Company. On or about July 15, 1995, RE&A had transferred all of its Common Shares of the Company to Dorothy A.
English, as voting trustee pursuant to a voting trust agreement between them. When control of RE&A was transferred to Dorothy A. English as discussed above and RE&A and NARI merged, the voting trust agreement was terminated and the shares returned to NARI. At that time, the share certificate was placed in escrow as security for amounts payable by NARI to Mr. English pursuant to the share transfer agreement discussed above.

     RE&A/Navtech Transactions

     In 1993, Navtech charged RE&A, its then parent company, a management, consulting and marketing fee in connection with the management of certain software owned by EAS, formerly a subsidiary of RE&A. Navtech also advanced funds to RE&A in order to assist RE&A in meeting its continuing obligations. Effective July 15, 1995, RE&A executed and delivered to Navtech a promissory note in the principal amount of $750,000 Canadian (the "RE&A Note") to evidence certain obligations to Navtech as of such date. The RE&A Note is payable on July 15, 2005 (or sooner, as described below) and provides for interest at the rate of 5% per annum payable annually. Effective with the merger of RE&A and NARI, NARI, by operation of law, assumed the obligation represented by the RE&A Note.

     Further, pursuant to a consulting and marketing agreement between RE&A and Navtech, RE&A agreed to provide software marketing services to the Company. Navtech had the right to offset $3,500 Canadian per month against compensation otherwise payable to RE&A thereunder as payment of amounts due under the RE&A Note. Effective July 15, 1998, this agreement was terminated by NARI and Navtech.

Global Weather Dynamics, Inc.

     On July 15, 1998, NARI acquired from Global Weather Dynamics, Inc. ("GWDI") all of the assets of the GWDI's Weather Services Division ("WSD") for a consideration consisting of $250,000 in cash, the delivery of 250,000 Common Shares of the Company to GWDI and the delivery of 50,000 Common Shares of the Company to an unrelated third party as a finder's fee. The primary assets acquired included the weather and certain other software that had been developed by GWDI. In addition, NARI obtained an assignment of the WSD customer contracts.

     Following the WSD acquisition by NARI, NARI and Compuflight entered into a non-exclusive, non-transferable software license agreement (the "License Agreement") for a term commencing August 1, 1998 and expiring initially on October 31, 1999, pursuant to which Compuflight has been granted the right to install, configure, modify and use in its business the software acquired by NARI. Pursuant to the License Agreement, the term automatically renews for additional one year periods unless either party gives at least 60 days prior written notice of its desire not to renew. Since no notice was given at least 60 days prior to October 31, 1999, the current term of the License Agreement has been extended to October 31, 2000. In addition, pursuant to the License Agreement, Compuflight is obligated to pay royalties in an amount equal to 10% of certain revenues derived from the sale of data processed using the licensed software. Concurrently with the execution of the License Agreement, NARI also assigned to Compuflight the rights it had obtained from GWDI with respect to the WSD customer contracts.

     In order to effect NARI's acquisition of WSD, certain transactions were undertaken between the Company and NARI to provide the necessary financing as follows:

          1. NARI purchased from Compuflight 300,000 Common Shares of the Company in consideration of $300 in cash and the delivery of a promissory note in the amount of $134,700, payable in 36 monthly installments and bearing interest at the rate of 10% per annum. The note provides that payments are to be made by offsetting royalties due under the License Agreement.

          2. Compuflight borrowed $210,000 from a Canadian financial institution, which loan is repayable over a 28-month term bearing interest at the rate of 9.18% per annum. Dorothy A. English personally guaranteed the repayment of this loan.

          3. The proceeds from the loan were transferred to Navtech which, in turn, loaned $150,000 to NARI. This loan bears interest commencing November 1, 1998 at the rate of 10% per annum and is repayable in 36 monthly installments commencing November 1, 1999.

          4. Subsequent to October 31, 1998, the Company advanced an additional $100,000 to NARI. The additional advance is repayable commencing with the payment in full of the promissory note in
               Item 1 above. It is repayable at the same monthly rates outlined above.

     The weather and other software acquired by NARI and licensed to the Company was of critical importance to the Company in order for it to maintain a competitive advantage in the delivery of its products to the marketplace. The Company had determined that the internal development of this software would require at least 10 man-years to complete at a cost estimated to be in excess of $700,000. Furthermore, the Company was paying third party weather suppliers approximately $4,000 per month for weather and related data it had determined was below the standards required by the Company's customers.

Russell K. Thal

     Reference is made to "Employment Contracts; Termination of Employment and Change-in-Control Arrangements" for a discussion of a certain retirement agreement entered into between the Company and Mr. Thal.

AVCON Associates Inc. ("AVCON")

     AVCON, an entity of which Denis L. Metherell, Secretary and a Director of the Company, is a Vice President and a Director, leased certain computer equipment to Navtech. Effective January 31, 1996, the leases were terminated. On October 1, 1996, the Company entered into two new lease agreements for certain computer equipment. These agreements were replaced on June 1, 1999 with amended lease agreements. Under the present agreements, the Company is required to make varying payments until November 2004. The Company believes that the lease payments, which commenced July 1999 at $1,952 Canadian per month, are no higher than would be payable to a nonaffiliated third party.

     On October 31, 1996, the Company executed and delivered to AVCON a promissory note in the principal amount of $53,000 Canadian (the "AVCON Note") to evidence amounts due under the terminated lease agreement noted above and outstanding as of such date. On June 1, 1999, the Company amended the note (the "Amended AVCON Note") to include additional arrears that had accumulated on the two leases. The Amended AVCON Note is in the principal amount of $90,000 Canadian, provides for interest at the rate of 18% per annum and is payable as follows:

          1. interest only of $1,350 Canadian per month from July 1999 to September 2000;

          2. interest and principal of $2,400 Canadian per month from October 2000 to April 2005; and

          3.   a residual  payment of  principal  and  interest of $1,263 in May
               2005.


Duncan Macdonald

     Effective as of June 1, 1996, Navtech entered into a two year Key Advisor Agreement (the "Macdonald Key Advisor Agreement") with Duncan Macdonald pursuant to which Mr. Macdonald was retained to serve as Chief Executive Officer of the Company. Pursuant to the Macdonald Key Advisor Agreement, as amended in January 1997, Mr. Macdonald was entitled to receive a base weekly fee of $3,000 Canadian. In addition, a bonus of $5,000 Canadian per fiscal quarter was payable during the term of the Macdonald Key Advisor Agreement. Mr. Macdonald agreed to expend at least 75% of his working time in the fulfillment of his duties under the Macdonald Key Advisor Agreement. Mr. Macdonald has waived his entitlement to the bonus amounts related to each of the fiscal quarters of 1997 and 1998. The Macdonald Key Advisor Agreement expired in 1998, although Mr. Macdonald continued to serve as Chief Executive Officer until December 1998 under the same terms.

     Effective December 1, 1998, the Company entered into a twenty month Employment Agreement (the "Macdonald Employment Agreement") engaging Mr. Macdonald as Chief Executive Officer of the Company. Mr. Macdonald is entitled to receive a base quarterly fee of $1,250 commencing with the fiscal quarter ended January 31, 1999. Mr. Macdonald has agreed to make 30% of his working time available to the Company.

     Effective January 1, 1999, Navtech entered into a two year Services Agreement (the "Kintyre-Navtech Agreement") with Kintyre & Company Limited ("Kintyre"), a company owned by Mr. Macdonald. Under the Kintyre-Navtech Agreement, Kintyre has agreed to provide the services of Mr. Macdonald and Mr. Vietze, as well as other Kintyre staff as needed, to assist Navtech in it stategic corporate structuring and corporate finance and accounting activities. Kintyre is entitled to receive a base monthly fee of $23,250 Canadian, plus an annual bonus of $8,700 Canadian.

     In April 1999, St. Andrews Capital Limited Partnership ("St. Andrews LP") advanced $90,000 to the Company for working capital purposes. Mr. Macdonald serves as the President of the general partner of St. Andrews LP and is the controlling stockholder of such general partner. The advance from St. Andrews LP is repayable, together with interest at the rate of 18% per annum, in 22 monthly installments.

     On October 1, 1999, St. Andrews LP advanced $128,830 to the Company to finance the Company's acquisition of Skyplan Services (UK) Limited. At the time of the loan, the Company had sufficient working capital to undertake the transaction, but determined that it was prudent to obtain outside financing. As provided for in a term sheet (which calls for the completion of definitive loan documents), the loan bears interest at the rate of 10% per annum and is repayable in 24 equal monthly payments of approximately $5,945 commencing November 1, 1999. The term sheet provides that the principal amount of the loan is convertible into Common Shares of the Company at a conversion price of $0.375 per share effective on the first day of the month following the approval of an increase in the authorized share capital of the Company sufficient for such purpose.

Rainer Vietze

     On November 1, 1998, Mr. Vietze ceased his employment with Navtech and commenced employment with Kintyre. Effective December 1, 1998, the Company entered into a twenty month Employment Agreement (the "Vietze Employment Agreement") engaging Mr. Vietze as Chief Financial Officer of the Company. Mr. Vietze is entitled to receive a base quarterly fee of $625 commencing with the fiscal quarter ended January 31, 1999. Mr. Vietze has agreed to make 30% of his working time available to the Company.


                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

     Five directors are to be elected at the Meeting to serve until the next annual meeting of shareholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal.

         The following table sets forth the positions and offices presently held with Compuflight by each nominee for election as Director, his/her age as of December 10, 1999, and the year in which he/she became a Director. Proxies not marked to the contrary will be voted in favor of their election.

------------------------------- ---------- -------------------------------------------------- ---------------
                                                         Positions and Offices                  Year Became
             Name                  Age              Presently Held with Compuflight              Director
----------------------------------------------------------------------------------------------================
Russell K. Thal                     65     Chairman of the Board and Director                      1981
----------------------------------------------------------------------------------------------================
Duncan Macdonald                    40     Chief Executive Officer                                 1999
----------------------------------------------------------------------------------------------================
Dorothy A. English                  57     Executive Vice President and Director                   1994
----------------------------------------------------------------------------------------------================
Denis L. Metherell                  67     Secretary and Director                                  1994
----------------------------------------------------------------------------------------------================
Kenneth M. Snyder                   54     Director                                                1994
----------------------------------------------------------------------------------------------================

     Russell K. Thal, a founder of the Company, has served as Chairman of the Board of the Company since October 1994 and a director of the Company since its formation in 1981. Mr. Thal also served as the Company's President from 1981 to July 1995, Chief Executive Officer from July 1995 to March 1996, Treasurer from 1981 to December 1993 and Executive Vice President from March 1996 to October 1999. Prior to founding the Company, Mr. Thal served as Director - Stations for New York Air from December 1980 to June 1981. From 1978 to December 1980, he was Director of Operations for Seaboard World Airlines, and Senior Director-Military and Charter Operations for Flying Tigers, where he was responsible for day-to-day control of operations, charter and military operations, and fuel purchasing.

         Duncan Macdonald has served as Chief Executive Officer of the Company since March 1996 and a director of the Company since December 1999. He served as Chief Financial Officer of the Company from July 1995 to January 1999. From July 1994 to July 1995, Mr. Macdonald provided management consulting services to the Company and Navtech in a non-officer capacity. Since January 1992, Mr. Macdonald has also served as managing partner of Kintyre & Company Limited, a management consulting firm based in Ottawa, Ontario. In addition, since December 1998, Mr. Macdonald has served as President of St. Andrews Technology Associates, Inc., the general partner of St. Andrews Capital Limited Partnership, a California-based investment partnership.

     Dorothy A. English has served as Executive Vice President of the Company since July 1995 and a director of the Company since February 1994. Ms. English also served as the Company's Chief Operating Officer from December 1993 to July 1994 and Chief Executive Officer from July 1994 to July 1995. She co-founded the Company's subsidiary, Navtech, and has served as its Managing Director since March 1996, its Treasurer since February 1992 and a director since 1987. Ms. English also served as Vice President and Secretary of Navtech from 1987 to February 1992, President from February 1992 to October 1993 as well as from October 1995 to March 1996, and Chief Operating Officer from February 1992 to October 1993.

     Denis L. Metherell has served as Secretary of the Company since October 1994 and a director of the Company since July 1994. Mr. Metherell also served as Treasurer of the Company from November 1994 to March 1996 and Chief Financial Officer from November 1994 to July 1995. He served as Vice President of Navtech from June 1993 to July 1995 and also serves as Vice President and a director of AVCON Associates Inc., which leases computers to Navtech (see "Certain
Relationships and Related Transactions"). From 1976 to 1992, Mr. Metherell served as a technical consultant to Northwest Airlines.

     Kenneth M. Snyder has served as a director of the Company since February 1994. Since October 1995, he has also served as a management consultant to entities in the aviation industry and, from such date until November 30, 1998, provided certain consulting, advisory and corporate finance services to the Company. Mr. Snyder served as Vice President and Treasurer of the Company from October 1993 to November 1994 and Chief Operating Officer from November 1994 to July 1995. From October 1993 to October 1995, he served as President and Chief Operating Officer of Navtech. Prior thereto and from 1984, Mr. Snyder served as Vice President of American AirLease Corporation, a company engaged in the leasing and financing of aircraft.

Committees

     There are no committees of the Board of Directors, all functions being performed by the Board as a whole. The Board will consider shareholder recommendations for Board positions which are made in writing to Compuflight's Chief Executive Officer.

Meeting

     The Board held seven meetings during the fiscal year ended October 31, 1998. Each of Compuflight's then directors attended all such meetings, except for Mr.Snyder who did not attend two meetings.

Family Relationships

     There is no family relationship among any of Compuflight's executive officers and directors.

Term of Office

     Each director will hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified. Each executive officer will hold office until the next regular meeting of the Board of Directors following the next Annual Meeting of Shareholders or until his or her successor is elected or appointed and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on a review of copies of Forms 3, 4, and 5 furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 1998, all
Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with.

              PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION
                                TO CHANGE NAME

     The Company's Board of Directors has determined that it would be in the best interests of the Company and its shareholders to amend the Company's Certificate of Incorporation to change the Company's name to "Navtech, Inc." The Board of Directors believes that the proposed new name, based on the Company's subsidiary, Navtech Systems Support Inc., is more identifiable with the Company's business activities and that, accordingly, its adoption will enhance the Company's competitive position in the computerized flight planning and aircraft performance engineering service industries.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of all of the outstanding Common Shares of the Company is required for approval of this proposal. The Board recommends a vote FOR the adoption of the proposed amendment to the Certificate of Incorporation.

              PROPOSAL 3: AMENDMENT TO CERTIFICATE OF INCORPORATION
                 TO INCREASE NUMBER OF AUTHORIZED COMMON SHARES

     The Board of Directors has recommended an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 2,500,000 to 10,000,000. The Board believes such action to be in the best interest of the Company so as to make additional shares available for acquisitions, financing, present and future employee benefit programs and other corporate purposes.

     As indicated above, the Company is currently authorized to issue 2,500,000 Common Shares. As of December 15, 1999, there were 2,001,980 Common Shares issued and outstanding. In addition, as of such date, there were 626,376 Common Shares issuable pursuant to the exercise of outstanding options (including 200,000 shares issuable to Duncan Macdonald, Chief Executive Officer of the Company, which option he has agreed not to exercise pending the approval of an increase in the number of authorized Common Shares of the Company as contemplated by this Proposal 3) and a maximum of 343,546 Common Shares issuable pursuant to the terms of a loan made by an affiliate of Mr. Macdonald to the Company (see "Certain Relationships and Related Transactions - Duncan Macdonald") (which loan is similarly convertible upon an increase in the number of authorized Common Shares as contemplated hereby).

     The additional Common Shares may be issued from time to time as the Board of Directors may determine without further action of the shareholders of the Company. Although the Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to utilize the additional shares, together with or apart from the Company's authorized Preferred Shares, as a defensive tactic against hostile takeover attempts. The authorization of such shares shall have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, threatened. There are no other provisions in the Company's charter or By-laws or other material agreements to which the Company is a party which would, in management's judgment, have an anti-takeover effect. See, however, "Proposal 6: Amendment to Certificate of Incorporation to Require Unanimous, Rather Than Majority, Written Consent of Shareholders in Lieu of a Meeting Under Certain Circumstances."

     The relative rights and limitations of the Common Shares would remain unchanged under the amendment. Shareholders of the Company do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights, which would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of the Company.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board recommends a vote FOR adoption of this proposed amendment to the Certificate of Incorporation.

              PROPOSAL 4: AMENDMENT TO CERTIFICATE OF INCORPORATION
                TO DECREASE NUMBER OF AUTHORIZED PREFERRED SHARES

     The Board of Directors has recommended an amendment to the Company's Certificate of Incorporation to decrease the number of authorized Preferred Shares from 10,000,000 to 2,000,000. As there are currently no Preferred Shares issued, and the Board does not anticipate a need for issuing more than 2,000,000 Preferred Shares in the near future, the Board believes such action to be in the best interest of the Company so as to decrease the Delaware annual franchise tax associated with the number of authorized Preferred Shares.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board recommends a vote FOR adoption of this proposed amendment to the Certificate of Incorporation.

                       PROPOSAL 5: 1999 STOCK OPTION PLAN

     On November 17, 1999, the Company's Board of Directors adopted the 1999 Stock Option Plan (subject to shareholder approval thereof) and reserved for issuance thereunder 1,500,000 Common Shares of the Company. The following statements include summaries of certain provisions of the 1999 Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 1999 Plan, a copy of which is available at the offices of the Company.

Purpose

         The purpose of the 1999 Plan is to advance the interests of the Company by inducing eligible persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing such employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Administration

     The 1999 Plan provides for its administration by the Board or by a committee thereof (the "Committee"). The Board currently administers the 1999 Plan. The Board or the Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Committee is authorized to interpret the 1999 Plan and the interpretation and construction by the Board or the Committee of any provision of the 1999 Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 1999 Plan.

Nature of Options

     The Board or Committee may grant under the 1999 Plan options that are intended to either qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The United States Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "United States Federal Income Tax Consequences."

Eligibility

     Subject to certain limitations as set forth in the 1999 Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees (including directors and officers) of either the Company or its subsidiaries or, in the case of Nonstatutory Stock Options, are employees (including directors and officers) or non-employee directors of, or certain consultants or advisors to, the Company or its subsidiaries. At November 17, 1999, approximately 73 employees and three non-employee directors were eligible to receive options under the 1999 Plan.

Option Price

     The option price of the shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 1999 Plan) of the Common Shares on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), the purchase price of the shares must be at least 110% of the fair market value of the Common Shares on the date upon which such option is granted.

     The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Committee at the time of grant and need not be at least the market price for the Company's Common Shares.

     On December __, 1999, the closing bid price for the Company's Common Shares was $___ per share.

Exercise of Options

     An option granted under the 1999 Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares which shall be made by the holder's delivery of
(i) his check payable to the order of the Company in such amount or (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise, or any combination of (i) and (ii).

Duration of Options

     No Incentive Stock Option granted under the 1999 Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Shareholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the 1999 Plan may be of such duration as shall be determined by the Board or the Committee.

Non-Transferability

     Options granted under the 1999 Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee Director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, the options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee Director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the 1999 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement, if an option holder under the 1999 Plan (i) dies while employed by the Company or its subsidiary or while serving as a non-employee Director of, or consultant or advisor to, the Company or its subsidiary, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee Director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Subject to the terms of the stock option agreement, if the holder of an option under the 1999 Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the
Code) while employed by, or while serving as a non-employee Director of, or consultant or advisor to, the Company or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Amendment and Termination

         The 1999 Plan (but not options previously granted thereunder) shall terminate on November 17, 2009, ten years from the date that it was adopted by the Board. Subject to certain limitations, the 1999 Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the shareholders.

United States Federal Income Tax Consequences

     Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to the Company. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to the Company in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

         Incentive Stock Options

     Options granted under the 1999 Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or the Company from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, under existing Internal Revenue Service guidelines, the Company may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Nonstatutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as granted pursuant to the exercise of a Nonstatutory Stock Option.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the Meeting in person or by proxy is required for approval of this proposal. The Board recommends a vote FOR ratification of the adoption of the 1999 Stock Option Plan.

              PROPOSAL 6: AMENDMENT TO CERTIFICATE OF INCORPORATION
                   TO REQUIRE UNANIMOUS, RATHER THAN MAJORITY,
              WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A MEETING
                           UNDER CERTAIN CIRCUMSTANCES

     The Board of Directors of the Company, by unanimous vote, has adopted resolutions approving and submitting to a vote of the shareholders an amendment to the Company's Certificate of Incorporation pursuant to which if action is to be taken by the shareholders of the Company without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required. However, if the action has been authorized by the Board of Directors, then the action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote on such action.

     This amendment, if adopted, would have the effect of narrowing the provisions of Section 228 of the Delaware General Corporation Law ("Section 228"). Section 228 permits the taking of action by shareholders without a meeting if, among other things, a written consent or consents to the action are signed by shareholders holding the minimum number of shares that would be necessary to authorize the action at an actual meeting at which all shares entitled to vote on the matter were present and voted. The proposed amendment to the Company's Certificate of Incorporation would require the written consent of all of the shareholders, unless the action has been authorized by the Board of Directors.

     The purpose of the provision is to require, in practical effect, that shareholder proposals that are not authorized by the Board of Directors be approved only following the opportunity for a full discussion of the matter at a meeting of shareholders. The proposal is also intended to reduce the vulnerability of the Company to takeovers by other corporations, groups, or individuals, which in the judgment of the Board of Directors may not be in the best interest of the shareholders. Persons seeking control in a hostile takeover attempt would be deterred since, following their acquisition of such control, they would not be in a position to remove the then incumbent directors of the Company until the next annual meeting of shareholders. Management is not presently aware of any threat of a tender offer or other means of acquiring control of the Company. Shareholder approval of this proposal is a condition to the inclusion of the same provision in the Company's By-Laws (see "Amended and Restated By-Laws").

     Although the objectives of the proposed amendment are desirable, shareholders should note that there are certain disadvantages stemming from it. One disadvantage is that the provision could have the effect of deterring a future takeover attempt which a majority of the shareholders may deem to be in their best interests or where the shareholders may receive a substantial premium for their shares over market value. The provision may also make it less likely that incumbent management will be replaced even though a majority of the shareholders may deem it desirable. Also, the provision might tend to encourage persons seeking control of the Company to negotiate terms of the proposed acquisition with the Company's Board of Directors which may impose an unavoidable conflict of interest for some members of the Board of Directors. For example, they may be confronted with the prospect of losing their positions on the Board of Directors or as officers of the Company if the transaction is consummated, yet the terms of the proposed transaction may be favorable to shareholders. Additionally, a determined tender offeror may elect to proceed with his offer, but the price offered to shareholders may be lower than would be the case if the proposed provision was not in effect.

Recommendation and Required Vote


     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board recommends a vote FOR approval of the proposed amendment to the Certificate of Incorporation.

                    PROPOSAL 7: AMENDED AND RESTATED BY-LAWS

     The Board of Directors has approved and adopted, subject to shareholder approval, amended and restated By-Laws for the Company (the "By-Laws") in order to conform to provisions of Delaware law, among other reasons.

     The By-Laws will effect several changes in the rights of shareholders of the Company. Summarized below are certain of the principal changes affecting the rights of shareholders. This summary does not purport to be a complete statement of the By-Laws, and is qualified in its entirety by reference to the complete provisions thereof attached hereto as Exhibit A.

     1. Shareholder Proposals (Article II, Section 2). In the event that a shareholder wishes to make a proposal at a meeting of shareholders, prior notice is required as discussed in this Proxy Statement under "Shareholder Proposals." Such prior notice provides the Company with an ample opportunity to evaluate the shareholder's proposal prior to any vote on the proposal at the meeting.

     2. Shareholder Nominees to Board of Directors (Article II, Section 12). In the event that a shareholder wishes to nominate a person for election to the Board of Directors, prior notice is required as discussed under "Shareholder Proposals." Such prior notice provides the Company with an ample opportunity to evaluate the shareholder's nominee prior to a vote at the meeting.

     3. Shareholder  Action by Written Consent in Lieu of a Meeting (Article II,
Section 11). Pursuant to Delaware law, unless the Certificate of Incorporation provides otherwise, whenever a vote of shareholders is required or permitted to be taken, a meeting and vote of shareholders may be dispensed with if a written consent is signed by shareholders holding the minimum number of shares that would be necessary to authorize the action at an actual meeting at which all shares entitled to vote on the matter were present and voted. As discussed under "Amendment to Certificate of Incorporation to Require Unanimous, Rather than Majority, Written Consent of Shareholders in Lieu of a Meeting under Certain Circumstances," the Company is submitting to a vote of shareholders a proposal to amend the Company's Certificate of Incorporation with regard to this matter. In the event the proposed amendment is adopted, the unanimous written consent of the shareholders to take such action in lieu of a meeting would be required unless the action has been authorized by the Board of Directors. In the event of such Board approval, the action could be taken with the written consent of the holders of a majority of the shares entitled to vote. The Company's By-Laws contain the same provision. Approval of the proposal to amend the Company's Certificate of Incorporation is a condition to the inclusion of this provision in the Company's By-Laws.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the Meeting in person or by proxy is required for approval of this proposal. The Board recommends a vote FOR the approval of the amended and restated By-Laws.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Grant Thornton LLP has served as the Company's independent certified public accountants since the fiscal year ended October 31, 1986. The Board of Directors has selected Grant Thornton LLP to continue as the Company's independent certified public accountants with respect to the fiscal year ending October 31, 1999. It is not expected that a representative from Grant Thornton LLP will attend the Meeting.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the Company's next Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), must be received at the offices of Navtech in, Waterloo, Ontario, Canada by August __, 2000 for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. The Company, however, intends to hold its next annual meeting earlier in 2000 than such date. Accordingly, the Company suggests that shareholder proposals intended to be presented at the next annual meeting be submitted well in advance of January __, 2000, the earliest date upon which the Company anticipates the Proxy Statement and form of proxy relating to such meeting will be released to shareholders.

     The following requirements with respect to shareholder proposals and shareholder nominees to the Board of Directors are included in the Company's By-Laws.

     1. Shareholder Proposals. For a proposal to be properly brought before an annual meeting by a shareholder of the Company, the shareholder must have given timely notice thereof to the Secretary of the Company. To be timely, such proposals must be received by the Secretary of the Company at the principal executive offices of the Company on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year's annual meeting of shareholders. If during the prior year the Company did not hold an annual meeting, or if the date of the meeting for which a shareholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the Company mails the Proxy Statement for the current year. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such shareholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by such shareholder; and (d) any material interest of such shareholder in such business. No business proposed by a shareholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's Proxy Statement.

     2. Shareholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to shareholders or (b) the day on which such public disclosure was made. The shareholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the shareholder.

     Any notice given pursuant to the foregoing requirements must be sent to the Secretary of the Company at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suit 102, Waterloo, Ontario, Canada, N2L 5Z5. The foregoing is only a summary of the provisions of the By-Laws of the Company that relate to shareholder proposals and shareholder nominations for director. A complete copy of the By-Laws is attached to this Proxy Statement as Exhibit A.

OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 through 7 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement is accompanied by a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 1998, as amended (the "1998 Form 10-KSB"), and Quarterly Report on Form 10-QSB for the period ended July 31, 1999 (the "July 31, 1999 Form 10-QSB").

     The following information from the Company's 1998 Form 10-KSB (File No. 0-15362), as filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

          (i) "Management's Discussion and Analysis or Plan of Operation," included in Item 6 thereof;

          (ii) the consolidated financial statements of the Company as of October 31, 1998 and for the years ended October 31, 1997 and 1998, included in Item 7 thereof; and

          (iii)"Changes  in and  Disagreements  with  Accountants,"  included in
               Item  8  thereof.

     The following additional information from the Company's July 31, 1999 Form 10-QSB (File No. 0-15362), as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy
Statement:

          (i) the consolidated financial statements of the Company as of July 31, 1999 and for the nine months ended July 31, 1998 and 1999, included in Item 1 of Part I thereof; and

          (ii) "Management's  Discussion  and  Analysis  or Plan of  Operation,"
               included     in     Item     2     of     Part     I     thereof.

     Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                                              Denis L. Metherell
                                                                       Secretary

Waterloo, Ontario
December 17, 1999

                                COMPUFLIGHT, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Denis L. Metherell and Duncan Macdonald as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Shares of Compuflight, Inc. (the "Company") held of record by the undersigned at the close of business on December 15, 1999 at the Annual Meeting of Shareholders to be held on January 14, 2000 or any adjournment thereof.

1.Election of Directors:

FOR all nominees listed below               WITHHOLD AUTHORITY to vote
(except as marked to the contrary)          for all nominees listed below

     (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

  Russell K. Thal          Duncan Macdonald          Dorothy A. English
              Denis L. Metherell          Kenneth M. Snyder

2.Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Navtech, Inc."

  FOR ____                   AGAINST ____                       ABSTAIN ____

3.Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 2,500,000 to 10,000,000.

  FOR ____                   AGAINST ____                       ABSTAIN ____

4.Proposal to amend the Company's Certificate of Incorporation to decrease the number of authorized Preferred Shares from 10,000,000 to 2,000,0000.

  FOR ____                   AGAINST ____                       ABSTAIN ____

5.Proposal to ratify the adoption of the Company's 1999 Stock Option Plan.

  FOR ____                   AGAINST ____                       ABSTAIN ____

6.Proposal to amend the Company's Certificate of Incorporation to provide that, under certain circumstances, if action is to be taken by the shareholders of the Company without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required.

  FOR ____                   AGAINST ____                       ABSTAIN ____

7.Proposal to approve and adopt amended and restated By-Laws for the Company.

  FOR ____                   AGAINST ____                       ABSTAIN ____

8.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposals 2, 3, 4, 5, 6 and 7.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                           Please sign exactly as name
                           appears below. When shares
                                                     are held by joint  tenants,
                                                     both  should   sign.   When
                                                     signing    as     attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation,  please sign
                                                     in full  corporate  name by
                                                     the   President   or  other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.


                                                     Dated:
                                                            ----------, --------

                                                     Signature:
                                                               -----------------
                            Signature if held jointly

                                                               -----------------

APPENDIX A



                                COMPUFLIGHT, INC.

                                     BY-LAWS

                                    ARTICLE I

                                     OFFICES

         Section 1. The principal office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

         Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. All meetings of the stockholders shall be held at such time and place as may be fixed from time to time by the board of directors of the corporation.

         Section 2. Annual meetings of stockholders shall be held for the election of directors of the corporation. At such annual meeting, the stockholders shall elect a board of directors by a plurality vote (as provided in Section 10 of this Article II), and shall transact such other business as may properly be brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by, at the direction of or upon authority granted by the board of directors, (b) otherwise brought before the meeting by, at the direction of or upon authority granted by the board of directors, or (c) subject to Section 12 hereof, otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the corporation's Proxy Statement for the prior year's annual meeting of stockholders. If during the prior year the corporation did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the corporation mails the Proxy Statement for the current year.

                  A stockholder's notice to the secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, but subject to Section 12 hereof, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this
Section 2, and, if he should so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

         Section 3. Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat not less than ten nor more than 60 days before the date of the meeting.

         Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

         Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, shall be called by the secretary of the corporation at the request in writing of a majority of the entire board of directors. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Written notice of a special meeting of stockholders, stating the time, place and purposes thereof, shall be given to each stockholder entitled to vote thereat, not less ten nor more than 60 days before the date fixed for the meeting.

         Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of a statute, the by-laws or the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Except as provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

         Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the certificate of incorporation, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken unless such action has been authorized by the board of directors, in which event such action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote upon such action.

         Section 12. Only persons who are nominated in accordance with the procedures set forth in this Section 12 shall be qualified for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the procedures set forth in this Section 12. In order for persons nominated to the board of directors, other than those persons nominated by or at the direction of the board of directors, to be qualified to serve on the board of directors, such nomination shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice must be received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to stockholders or (b) the day on which such public disclosure was made.

                  A stockholder's notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended from time to time (including, without limitation, such documentation as is required by Regulation 14A to confirm that such person is a bona fide nominee); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be qualified for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 12. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with procedures prescribed by the By-Laws, and, if he should so determine, he shall so declare to the meeting, and the defective nomination shall be disregarded.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors which shall constitute the whole board shall be fixed from time to time by the board of directors of the corporation. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

         Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. The first meeting of each newly elected board of directors shall be held immediately following the close of the annual meeting of stockholders at the place of the holding of said annual meeting. No notice of any such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special meetings of the board of directors may be called by the chairman of the board, the chief executive officer or the president on one
(1) day's notice to each director, either personally, by overnight mail, by telegram, by telecopier or by telephone. For purposes hereof, one (1) day's notice shall be satisfied by the delivery of such notice as shall result in the director receiving notice by 5:00 p.m., New York City time, on the day immediately preceding the date of the meeting (provided that the time of the meeting is no earlier than 8:00 a.m., New York City time).

         Section 8. At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

                             COMMITTEES OF DIRECTORS

         Section 10. The board of directors, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and other committees, which committees shall serve at the pleasure of the board of directors. The board of directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members of such committee. The board of directors, by resolution adopted by a majority of the entire board, may remove a member of any such committee with or without cause. To the extent provided in said resolution and to the extent permitted by the laws of the State of Delaware, each such committee shall have and may exercise the powers of the board of directors.
         Section 11. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

         Section 12. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors and such salary or other compensation as directors, as the board by resolution may determine. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

         Section 1. Except as provided for herein, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation.

         Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated herein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a chairman of the board, a chief executive officer, a president or chief operating officer, a secretary and a treasurer. The board of directors may also choose a chief financial officer, a chief technology officer, and one or more executive vice-presidents, vice-presidents, assistant secretaries and assistant treasurers. Two or more offices may be held by the same person.

         Section 2. The board of directors, at its first meeting after each annual meeting of stockholders, shall choose a chairman of the board, a chief executive officer, a president or chief operating officer, a secretary and a treasurer, none of whom need be a member of the board.

         Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. The salaries of all officers of the corporation shall be fixed by the board of directors.

         Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                              CHAIRMAN OF THE BOARD

         Section 6. The chairman of the board of directors shall preside at all meetings of the board of directors and stockholders; shall be ex-officio a member of all standing committees; and shall perform such other duties as from time to time may be assigned to him by the board of directors.

                             CHIEF EXECUTIVE OFFICER

         Section 7. The chief executive officer shall have general supervision and control over the business, management and finances of the corporation, subject to the control of the board of directors, and shall see that all orders and resolutions of the board are carried into effect.

                      PRESIDENT OR CHIEF OPERATING OFFICER

         Section 8. The president or chief operating officer shall have general supervision and control over the day-to-day business and management of the corporation, subject to the control of the chief executive officer and the board of directors, and shall see that all orders and resolutions of the board are carried into effect.

                            EXECUTIVE VICE-PRESIDENTS

         Section 9. The executive vice-president, or, if there shall be more than one, the executive vice-presidents in the order determined by the board of directors, shall generally assist the president or chief operating officer in the management of the day-to-day business and affairs of the corporation and, in the absence or disability of the president or chief operating officer, shall perform the duties and exercise the powers of the president or chief operating officer, and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                 VICE-PRESIDENTS

         Section 10. The vice-president, or if there shall be more than one, the vice-presidents in the order determined by the board of directors, shall, in the absence or disability of the executive vice-president, perform the duties and exercise the powers of the executive vice-presidents, and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                             CHIEF FINANCIAL OFFICER

         Section 11. The chief financial officer shall have general supervision and control over the day-to-day finances of the corporation, subject to the control of the chief executive officer and the board of directors, and shall see that all orders and resolutions of the board are carried into effect.

                            CHIEF TECHNOLOGY OFFICER

         Section 12. The chief technology officer shall have general supervision and control over the business and management of the corporation with respect to technology matters, subject to the control of the president or chief operating officer and the board of directors, and shall see that all orders and resolutions of the board are carried into effect.

                       SECRETARY AND ASSISTANT SECRETARIES

         Section 13. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.

         Section 14. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                       TREASURER AND ASSISTANT TREASURERS

         Section 15. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books and belongings to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 16. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer, the president or chief operating officer, the chief financial officer, and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 17. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 18. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

         Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board, the president, an executive vice-president or a vice-president and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Where a certificate is signed (a) by a transfer agent or an assistant transfer agent or (b) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such chairman of the board, president, executive vice-president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

                                LOST CERTIFICATES

         Section  3. The board of  directors  may  direct a new  certificate  or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                               TRANSFERS OF STOCK

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                     CLOSING OF TRANSFER BOOKS; RECORD DATE

         Section 5. The board of directors may close the stock transfer books of the corporation for a period not exceeding 60 days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding 60 days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, which date shall not be more than 60 nor less than ten days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

                             REGISTERED STOCKHOLDERS

         Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                                FINANCIAL MATTERS

                                    CONTRACTS

         Section 1. The Board of Directors, except as these By-Laws otherwise provide, may authorize any officer or officers, agent or agents, to execute and deliver any contract on behalf of the corporation, and such authority may be general or confined to specific instances.

                                      LOANS

         Section 2. Any two of the officers of the corporation as may from time to time be designated for such purpose by the Board of Directors, or any two officers of the corporation duly authorized by the Board of Directors with respect to a particular loan or advance, acting together, may effect loans and advances at any time for the corporation from any bank, trust company or other institution, or from any firm or individual, and for such loans and advances may make, execute and deliver promissory notes and other evidences of indebtedness of the corporation. No property whatever owned or held by the corporation shall be pledged, hypothecated or transferred as security for loans and advances except by two officers of the corporation, acting together, who shall have been designated for such purpose by the Board of Directors, or by any two officers thereunto duly authorized by the Board of Directors with respect to a particular loan or advance.

                               CHECKS AND DRAFTING

         Section 3. All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange, insurance certificates and all endorsements (except endorsements for collections for the account of the corporation or for deposit to its credit) shall be signed by such officer or officers, employee or employees, of the corporation or by facsimile signature of such officer or officers, employee or employees, of the corporation as shall from time to time be determined by resolution of the Board of Directors.

                                    DEPOSITS

         Section 4. All funds of the corporation, unless otherwise authorized and directed by a resolution of the Board of Directors duly recorded in the minutes of the meetings of the Board of Directors, shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may elect or as may be selected by any officer or officers, agent or agents, of the corporation to whom such power may from time to time be delegated by the Board of Directors; and for the purpose of such deposit, checks, drafts and other orders for payment of money which are payable to the order of the corporation may be endorsed, assigned and delivered by the chief executive officer, president or chief operating officer, or an executive vice-president, or a vice-president, or the treasurer or an assistant treasurer, or the secretary or an assistant secretary, or by any agent or employee of the corporation to whom any of said officers, in writing, or the Board of Directors, by resolution, shall have delegated such power.

                                  BANK ACCOUNTS

         Section 5. The Board of Directors may from time to time authorize the opening and keeping with such banks, trust companies or other depositories as the Board may select of general and specific bank accounts, and may make such special rules and resolutions with respect thereto, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                    DIVIDENDS

         Section 6. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 7. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

         Section 8. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                   FISCAL YEAR

         Section 9. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                                      SEAL

         Section 1. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 INDEMNIFICATION

         Section  2.  The  corporation  shall to the full  extent  permitted  by
Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto. The indemnifications authorized hereby shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under or through any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the official capacity of those seeking indemnification and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such persons. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Section 145.

                                   ARTICLE IX

                                   AMENDMENTS

         Section 1. These by-laws may be altered or repealed (a) at any regular meeting of the stockholders or of the board of directors, (b) at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting or (c) by unanimous written consent of the stockholders or board of directors.